SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549


                                Form 8-K
                             Current Report

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                     Date of Report:  July 11, 1995
                   (Date of Earliest Event Reported)


                         UNIVERSAL CORPORATION
         (Exact name of registrant as specified in its charter)

                                VIRGINIA
                      (State or other jurisdiction
                           of incorporation)

  1-652                                                  54-0414210
(Commission                                            (IRS Employer
File Number)                                           Identification
                                                           Number)

Hamilton Street at Broad
Richmond, Virginia                                         23230
(Address of principal executive offices)                (Zip Code)

          Registrant's telephone number, including area code:
                             (804) 359-9311


                   NUMBER OF PAGES IN THIS FILING   3


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ITEM 5.  OTHER EVENTS

      The press release issued by the Registrant on July 11, 1995 and attached hereto as Exhibit A is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits
      (99)   Press release issued by the Registrant on July 11, 1995.

                                    Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNIVERSAL CORPORATION
                                              (Registrant)



                                      By:   /s/ Karen M.L. Whelan
                                            Karen M.L. Whelan
                                            Vice President and Treasurer

Dated:  July 13, 1995